UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 30, 2025

MONOLITHIC POWER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1555 Palm Beach Lakes Blvd., West Palm Beach, Florida 33401 (Address of principal executive offices)(Zip Code)[1]	5808 Lake Washington Blvd. NE, Kirkland, Washington 98033 (Address of principal executive offices) (Zip Code)[1]

(425) 296-9956
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MPWR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1 We have operations in multiple locations in the US, Europe and Asia. Accordingly, we do not maintain a headquarters. We are including these addresses solely for the purpose of satisfying the Securities and Exchange Commission’s requirements.

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2025, Monolithic Power Systems, Inc. issued a press release regarding its financial results for the quarter ended September 30, 2025. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial information and commentary regarding results of the quarter ended September 30, 2025.

The information under Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the 1934 Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release issued on October 30, 2025, announcing the financial results for the quarter ended September 30, 2025.
99.2	Earnings commentary for the quarter ended September 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 30, 2025	By:	/s/ T. Bernie Blegen
T. Bernie Blegen
Executive Vice President and Chief Financial Officer